Exhibit 99.1

XpresSpa Group™ Receives Approval for a $2 Million Program with the Centers for Disease Control and Prevention (CDC) for Biosurveillance Tracking in
Collaboration with Concentric by Ginkgo at Three Major U.S. Airports

Eight-Week Pilot Program Focuses on Identifying New SARS-CoV-2 Variants Entering the U.S.

Initially launching at three major international airports: John F. Kennedy International Airport,
Newark-Liberty International Airport and San Francisco International Airport

Major Lab Collaboration with Concentric by Ginkgo

Potential for Future Expansion into Additional Major Airports

NEW YORK, Aug. 13, 2021 -- XpresSpa Group, Inc., (Nasdaq: XSPA) (“XpresSpa” or the “Company”), a health and wellness company, today announced that its XpresCheck™ subsidiary has been authorized to proceed with a $2 million dollar, 8-week pilot program with the Centers for Disease Control and Prevention (CDC) through its XpresCheck COVID-19 testing company. Under the 8-week pilot program, conducted in collaboration with Concentric by Ginkgo, XpresCheck will conduct biosurveillance monitoring, initially from India, at three major U.S. airports operating XpresCheck COVID-19 testing facilities, which will be aimed at identifying existing and new SARS-CoV-2 variants, including the highly contagious Delta variant and other new variants surfacing in the U.S.

“For the past year, XpresCheck has played a significant role in safeguarding airports and air travel by conducting convenient, on-site COVID-19 testing for travelers, airline and airport employees. We are excited to be working with the CDC on this pilot program and believe the data collected will prove invaluable in understanding the movement of current variants in airports, and tracking future variants of the virus that causes COVID-19,” said Doug Satzman, chief executive officer of XpresSpa Group. “The program is being designed to help track the influx of new SARS-CoV-2 variants and create a mechanism to be deployed against infectious diseases going forward. Following the launch of this CDC-backed biosurveillance program, XpresCheck aims to further expand the relationship with the CDC and extend the program into all U.S. major international airports, with flights arriving from any high -risk countries in the near future.”

Passengers will be offered a free PCR test, which will be combined with 5-10 other samples and sent to a lab network to determine the presence of the SARS-CoV-2 virus. If the presence of the virus is detected in the pooled sample, the pathogens in those samples will be genomically sequenced to identify the presence of any new variants, such as the Delta variant.

“CDC is collaborating with partners at XpresCheck and Ginkgo Bioworks to conduct enhanced SARS-CoV-2 surveillance among international travelers. The program will enable near-real-time detection of novel COVID-19 variant strains,” said Dr. Cindy Friedman, Chief of CDC’s Travelers’ Health Branch.

The Delta variant, previously known as the B.1.617.2 variant, has contributed to a surge of COVID-19 cases and has already spread across the globe. It is believed this variant may spread even more quickly than the B.1.1.7 variant, also known as Alpha, which was first identified in the United Kingdom and sparked a wave of new cases globally. The CDC has recently upgraded the Delta variant to a “variant of concern,” and has found that the Delta variant causes more infections and spreads faster than earlier forms of the virus that causes COVID-19 and that it might cause more severe illness than previous strains in unvaccinated people. .

XpresCheck’s collaboration with Concentric by Ginkgo will feature two testing modalities for passengers that enter the U.S. every week aboard flights from India. The first modality will consist of pooled testing of passengers arriving on direct flights from India. The second phase of the program consists of take-home PCR tests that some participating travelers may pick up at the airport and take within 3-5 days after their arrival and mailed to the designated lab. Both tests will help the CDC understand which variants are making their way to the U.S.

“Monitoring of disease spread through our travel infrastructure in conjunction with the use of viral genome sequencing to detect novel variants is a powerful tool in the ongoing public health battle against COVID-19 and dangerous infectious diseases worldwide. With this program, we can proactively identify hotspots and viral variants enabling decision making in the case that vaccine-resistant or easily transmitted strains emerge,” said Matt McKnight, chief commercial officer of Ginkgo BioWorks. Concentric is the biosecurity and public health initiative at the synthetic biology company, Ginkgo BioWorks, Inc., which recently announced a business combination with Soaring Eagle Acquisition Corp. (Nasdaq: SRNG). “Biosecurity is entering a new era, an era in which we can quickly and efficiently collect and provide critical public health information to communities, helping them stay informed and ahead of uncontrolled disease spread. All of us at Concentric and at Ginkgo are proud to be working alongside XpresCheck and the CDC to ensure that new and existing variants are quickly detected, so that appropriate action can be taken where needed.”

Traveler participation will be critical and airline partners like United Airlines and Air India, which handle much of the inbound traffic from India to the launch airports in the U.S. (JFK, EWR, and SFO), have been very supportive and have taken a proactive role in making this pilot program a success.

Funding for this project is made possible (in part) by the Centers for Disease Control and Prevention. The views expressed in written materials or publications do not necessarily reflect the official policies of the Department of Health and Human Services, nor does the mention of trade names, commercial practices, or organizations imply endorsement by the U.S. Government.

About XpresSpa Group, Inc.

XpresSpa Group, Inc. (Nasdaq: XSPA) is a leading global health and wellness holding company operating three distinct brands: Treat™, XpresCheck™, and XpresSpa™. Treat is a travel health and wellness company that provides on-demand access to healthcare through technology and personalized services. XpresCheck is a leading on-site airport provider of COVID-19 screening and testing with 13 locations in 11 domestic airports. XpresSpa is a leading airport retailer of spa services and related health and wellness products, with 45 locations in 23 airports globally.

To learn more about XpresSpa Group, visit: www.XpresSpaGroup.com.

To learn more about Treat, visit: www.TreatCare.com.

To learn more about XpresCheck, visit: www.XpresCheck.com.

To learn more about XpresSpa, visit www.XpresSpa.com

Twitter: @Treat_Care and Instagram: @treat_care

Twitter: @xprescheck and Instagram: @realxprescheck

Twitter: @XpresSpa and Instagram: @XpresSpa

Forward-Looking Statements

This press release may contain "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These include statements preceded by, followed by or that otherwise include the words “aims,” "believes," "expects," "anticipates," "estimates," "projects," "intends," "should," "seeks," "future," "continue," or the negative of such terms, or other comparable terminology. In particular, these statements include, without limitation, statements about our expectations relating to the success of the pilot program with the CDC and Concentric by Ginkgo, our new XpresCheck™ concept, being able to expand testing to other communicable diseases, as well as, administer vaccinations for the seasonal flu, our positioning to be part of the national rollout of various COVID-19 vaccinations, the degree to which our public testing model assists passengers meet testing requirements in select states and countries, our ability to identify and gain access to the latest and best COVID-19 testing methodologies and equipment, and our overall ability to manage the regulatory challenges associated with this business line. Forward-looking statements relating to expectations about future results or events are based upon information available to XpresSpa Group as of today's date and are not guarantees of the future performance of the company, and actual results may vary materially from the results and expectations discussed. Additional information concerning these and other risks is contained in XpresSpa Group’s most recently filed Annual Report on Form 10-K, Quarterly Report on Form 10-Q, recent Current Reports on Form 8-K and other Securities and Exchange Commission filings. All subsequent written and oral forward-looking statements concerning XpresSpa Group, or other matters attributable to XpresSpa Group or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. XpresSpa Group does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Investor Relations:

ICR

Raphael Gross

ir@xpresspagroup.com

(203) 682-8253

Media:

Julie Ferguson

Julie@jfprmedia.com

(312) 385-0098

About Ginkgo Bioworks:
Headquartered in Boston, Ginkgo BioWorks uses the most advanced technology on the planet—biology—to grow better products. The company's cell programming platform is enabling the growth of biotechnology across diverse markets, from food to fragrance to pharmaceuticals. Ginkgo is also actively supporting a number of COVID-19 response efforts, including community testing, epidemiological tracing, vaccine development and therapeutics discovery. In May 2021, Ginkgo announced a business combination with Soaring Eagle Acquisition Corp. (NASDAQ: SRNG), which, if completed, will result in Ginkgo, through a parent entity, Ginkgo BioWorks Holdings, Inc., becoming a public company. The transaction is expected to close in the third quarter of 2021, subject to regulatory and shareholder approvals, and other customary closing conditions. For more information, visit www.ginkgobioworks.com.

Media:

press@ginkgobioworks.com

Investor Relations:

investors@ginkgobioworks.com

ADDITIONAL LEGAL INFORMATION

Forward-Looking Statements Legend

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Ginkgo and Soaring Eagle, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by Ginkgo and the markets in which it operates, and Ginkgo's projected future results. These forward-looking statements generally are identified by the words “aim,” "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Soaring Eagle's securities, (ii) the risk that the transaction may not be completed by Soaring Eagle's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Soaring Eagle, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the agreement and plan of merger by the shareholders of Soaring Eagle and Ginkgo, the satisfaction of the minimum trust account amount following redemptions by Soaring Eagle's public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger, (vi) the effect of the announcement or pendency of the transaction on Ginkgo business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of Ginkgo and potential difficulties in Ginkgo employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against Ginkgo or against Soaring Eagle related to the agreement and plan of merger or the proposed transaction, (ix) the ability to maintain the listing of Soaring Eagle's securities on Nasdaq, (x) volatility in the price of Soaring Eagle's securities due to a variety of factors, including changes in the competitive and highly regulated industries in which Ginkgo plans to operate, variations in performance across competitors, changes in laws and regulations affecting Ginkgo's business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xii) the risk of downturns in demand for products using synthetic biology. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors'' section of Soaring Eagle's proxy statement/prospectus relating to the transaction, and in Soaring Eagle's other filings with the SEC. Soaring Eagle and Ginkgo caution that the foregoing list of factors is not exclusive. Soaring Eagle and Ginkgo caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Soaring Eagle nor Ginkgo undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information and Where to Find It

This document relates to a proposed transaction between Ginkgo and SRNG. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction, SRNG filed a registration statement on Form S-4/A with the SEC on August 3, 2021, which included a proxy statement of SRNG and a prospectus of SRNG. The registration statement was declared effective by the SEC on August 11, 2021. The definitive proxy statement/prospectus will be sent to all SRNG shareholders as of the record date to be established for voting on the proposed business combination and Ginkgo stockholders. SRNG also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of SRNG and Ginkgo are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders may obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by SRNG through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by SRNG may be obtained free of charge by written request to SRNG at 955 Fifth Avenue, New York, NY, 10075, Attention: Eli Baker, Chief Financial Officer, (310) 209-7280.

Participants in Solicitation

Soaring Eagle and Ginkgo and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Soaring Eagle's shareholders in connection with the proposed transaction. Information about Soaring Eagle's directors and executive officers and their ownership of Soaring Eagle's securities is set forth in Soaring Eagle's filings with the SEC. To the extent that holdings of Soaring Eagle's securities have changed since the amounts printed in Soaring Eagle's proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.